SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

      [X]    Preliminary Proxy Statement
      [ ]    Confidential, for Use of the Commission Only (as permitted by
             Rule 14a-6(e)(2)
      [ ]    Definitive Proxy Statement
      [ ]    Definitive Additional Materials
      [ ]    Soliciting Material Pursuant to [section] 240.14a-11(c) or
             [section] 240.14a-12

                  PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.
                  --------------------------------------------
                (Name of Registrant as Specified in its Charter)
                             NANCY J. ENGBERG, ESQ.
                      c/o Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

       [X]    No fee required.
       [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
              and 0-11.

              1) Title of each class of securities to which transaction applies:

              2)  Aggregate number of securities to which transaction applies:

              3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              4)  Proposed maximum aggregate value of transaction:

              5)  Total fee paid: ___________

       [ ]    Fee paid previously with preliminary materials.
       [ ]    Check box if any part of the fee is offset as provided by
              Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              1)  Amount Previously Paid:
              2)  Form, Schedule or Registration No.:
              3)  Filing Party:
              4)  Date Filed:


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                  PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                           --------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 11, 1999
                           --------------------------

To the Shareholders:

    A Special Meeting of Shareholders of Phoenix Multi-Sector Fixed Income Fund, Inc. (the "Fund") will be held in the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts 01301, on Wednesday, August 11, 1999 at 10:00 a.m. for the following purposes:

    (1) To consider approval of an amendment to the Fund's Articles of Incorporation to change the name of the Fund to "Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc."; and

    (2) To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed June 14, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE YOUR SHARES BY COMPLETING, DATING AND SIGNING THE ENCLOSED PROXY AND RETURNING IT PROMPTLY IN THE POSTAGE-PAID RETURN ENVELOPE ENCLOSED FOR YOUR USE. PROMPT RETURN OF PROXIES BY SHAREHOLDERS WILL SAVE THE FUND AND SHAREHOLDERS THE COSTS ASSOCIATED WITH FURTHER SOLICITATION.

                                           By Order of the Board of Directors,


                                           G. JEFFREY BOHNE,
                                           Clerk

Greenfield, Massachusetts
July 6, 1999


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                  PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                           ---------------------------

                                PROXY STATEMENT
          A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 11, 1999
                           ---------------------------

    The enclosed proxy is solicited by the Board of Directors of Phoenix Multi-Sector Fixed Income Fund, Inc. (the "Fund") for use at the Special Meeting of Shareholders to be held on Wednesday, August 11, 1999, and at any adjournment thereof. Shareholders of record at the close of business on June 14, 1999 ("Shareholders") are entitled to notice of and to vote at the meeting or any adjourned session. On that date, there were issued and outstanding __________ shares, par value $0.10 per share, of the Fund (the "Shares"). Each Shareholder will be entitled to one vote for each full Share (and a fractional vote corresponding to any fractional Share) registered in his or her name on the Fund's books on the record date.

    All Shares will be voted in accordance with the specifications on duly executed proxies for such Shares. If a duly executed proxy does not specify a choice between approval or disapproval of, or abstention with respect to, any proposal, the Shares represented by the proxy will be voted in favor of the proposal. Any Shareholder executing a proxy has the power to revoke it at any time before it is exercised by executing and submitting to the Fund a later-dated proxy or written notice of revocation or by attending the meeting and voting in person.

    In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Fund for their reasonable expenses in sending proxy material to beneficial owners of Fund shares. The cost of solicitation of proxies, including the costs associated with the services of an outside proxy solicitor, if used, will be borne by the Fund's distributor, Phoenix Equity Planning Corporation.

    In the event that sufficient votes in favor of the item set forth in the attached Notice of the meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than sixty


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days in the aggregate to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against such adjournment those proxies required to be voted against the proposal.

    Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether or not a quorum is present for purposes of the meeting. Abstentions and broker non-votes will, however, be considered to be votes against the proposal.

    As used in this Proxy Statement, the term "interested person" has the meaning provided therefore in the Investment Company Act of 1940 (the "1940 Act").

    This Proxy Statement and the enclosed form of proxy are first being mailed to Shareholders on or about July 6, 1999. A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDERS UPON REQUEST TO PHOENIX EQUITY PLANNING CORPORATION, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200 or call, toll free, at (800) 243-4361.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
    The following table sets forth information as of June , 1999 with respect to each person who owns of record or is known by the Fund to own of record or beneficially own 5% or more of the Fund's equity securities.

NAME OF SHAREHOLDER     CLASS     NUMBER OF SHARES     PERCENT OF CLASS
-------------------     -----     ----------------     ----------------


    On June , 1999, nominees for Director and officers of the Fund as a group owned beneficially less than one percent of the Fund's outstanding shares.

                                    PROPOSALS

                                 PROPOSAL NO. 1
                   APPROVAL TO CHANGE THE NAME OF THE FUND TO
              PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND, INC.

    On November 19, 1998, the Board of Directors of the Fund approved an amendment of the Fund's Articles of Incorporation to change the name of the Fund to "Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc." The proposed amendment is set forth in Exhibit A to this Proxy Statement.

    Phoenix Investment Counsel, Inc., the Fund's investment adviser, is one of several investment management groups affiliated with Phoenix Investment Partners, Ltd. To effectively differentiate each of Phoenix Investment Partners' products and make appropriate product selection easier for investors and their advisors, the company has begun to apply each fund's distinctive management group's name to the names of their respective funds.

    The investment professionals at Goodwin, a division of Phoenix Investment Counsel, Inc., manage your fund, the Phoenix Multi-Sector Fixed Income Fund. Following the company's strategy, the Fund's board has approved the addition of the name "Goodwin" to your fund's current name. IF APPROVED BY SHAREHOLDER VOTE, THE NEW NAME OF YOUR FUND WILL BE "PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND." No other changes are being made to the Fund.

VOTING REQUIREMENTS
    The Fund is organized as a Maryland corporation and, pursuant to its Articles of Incorporation, approval of the proposed amendment requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund.

                             RECOMMENDATION

                THE TRUSTEES RECOMMEND A VOTE "FOR" THE APPROVAL
                       TO CHANGE THE NAME OF THE FUND TO
                "PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND"


INVESTMENT ADVISER, UNDERWRITER AND FINANCIAL AGENT

    Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, CT 06115-0480, is the Fund's investment adviser.

    Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200, serves as the Fund's underwriter and as the Fund's financial agent.

                             ADDITIONAL INFORMATION

OTHER MATTERS
    As of the date of this Proxy Statement, the Fund's management knows of no other matters to be brought before the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS
    The Fund is not required and does not intend to hold annual meetings of shareholders. The next meeting of shareholders will be held at such time as may be determined by the Trustees or legally required. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders must submit the proposal in writing so that it is received by the Fund within a reasonable time before the solicitation for such meeting is made and must satisfy all other legal requirements.

    All shareholders are urged to complete, sign, and return their proxies. The enclosed proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                                          By Order of the Board of Directors,


                                          G. JEFFREY BOHNE,
                                          Clerk

Greenfield, Massachusetts
July 6, 1999

                                                                 EXHIBIT A

                  PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.


                              ARTICLES OF AMENDMENT

    PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC., a Maryland corporation having its principal Maryland office in the City of Baltimore in the State of Maryland (hereinafter referred to as the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

    FIRST: Article II of the Articles of Incorporation of the Corporation is hereby amended by striking out the name of the Corporation and substituting therefor the following name:

    PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND, INC.

    SECOND: The amendment to the Articles of Incorporation of the Corporation as hereinabove set forth has been duly approved by the Board of Directors and approved by the stockholders of the Corporation in the manner and by the vote required by law.

    IN WITNESS WHEREOF, PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC. has caused these Articles of Amendment to be executed in its name and on its behalf by its duly authorized officers who acknowledge that these Articles of Amendment are the act of the Corporation, that to the best of their knowledge, information and belief, the matters and facts set forth herein as to authorization and approval are true in all material respects and that this statement is made under the penalties of perjury.

    DATED this ___ day of August, 1999.

                                    PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.
                                    (renamed PHOENIX-GOODWIN MULTI-SECTOR FIXED
                                    INCOME FUND, INC.)


                                    By:_________________________________
                                        Phillip R. McLoughlin
                                        President


ATTEST:



By:___________________________
    Pamela Sinofsky
    Assistant Secretary

                  PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 11, 1999

                                      PROXY

    The undersigned shareholder of Phoenix Multi-Sector Fixed Income Fund, Inc. (the "Fund"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes and appoints Philip R. McLoughlin and Nancy J. Engberg, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on August 11, 1999 at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

    To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope.

    This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" the Proposal. If no direction is made for the Proposal, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  DIRECTORS OF THE FUND WHICH RECOMMENDS A VOTE
                               "FOR" THE PROPOSAL

                                                   ACCOUNT NUMBER:
                                                           SHARES:
                                                       CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: |X|

                                            KEEP THIS PORTION FOR YOUR RECORDS
                                           DETACH AND RETURN THIS PORTION ONLY
                          THIS PROXY CARD IS VALID ONLY
                             WHEN SIGNED AND DATED.

VOTE ON PROPOSAL
1. APPROVAL OF THE ARTICLES OF
   INCORPORATION
   AMENDMENT                             For          Against       Abstain
                                         [  ]           [  ]          [  ]

2. TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF SHAREHOLDERS.

------------------------------------ -------- -----------------------  --------


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Signature (PLEASE SIGN WITHIN BOX)   Date     Signature (Joint Owners) Date